                              THE BURNHAM FUND INC.

                          RULE 12b-1 DISTRIBUTION PLAN

                                 Class A Shares

               WHEREAS, THE BURNHAM FUND INC., a Maryland corporation (the "Fund") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

               WHEREAS, the Fund has issued and is authorized to issue shares of Common Stock ("Shares");

               WHEREAS, Burnham Securities Inc. (the "Distributor") presently serves as the principal distributor of the Shares pursuant to the Distribution Contract between the Fund and the Distributor dated September 7, 1989 and amended as of April 26, 1995, which Distribution Contract, as amended, has been duly approved by the Board of Directors (the "Board") of the Fund, in accordance with the requirements of the Act (the "Distribution Contract");

               WHEREAS, the Fund has established and plans to offer shares of its common stock denominated as Class A shares, pursuant to Rule 18f-3 under the Act that permits the Fund to imple-ment a multiple distribution system providing investors with the option of purchasing shares of various classes;

               WHEREAS, the Board as a whole, and the directors who are not interested persons of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 plan provided for herein (the "Plan") or any agreements related to the Plan (the "Qualified Directors"), have determined, after review of all information and consideration of all pertinent facts reasonably necessary to an informed determination of whether the Plan should be implemented, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and the shareholders of the Class A Shares of the Fund, and have accordingly approved the Plan by votes cast in person at a meeting called for the purpose of voting on the Plan; and

               WHEREAS, this Plan governs the Class A Shares of the Fund ("Class A") and does not relate to any class of shares which may be offered and sold by the Fund other than Class A.

               NOW, THEREFORE, in consideration of the foregoing, the

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

Fund hereby adopts the Plan in accordance with Rule 12b-1 under the Act on the following terms and conditions:

               1. The Fund shall pay to the Distributor, as the principal distributor of the Shares, a distribution fee at the rate of up to .25% per annum of the average daily net asset value of the Class A Shares. The fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Board shall determine.

               2. The amount set forth in paragraph 1 of the Plan shall be paid for the Distributor's services and expenses as the principal distributor of the Class A Shares and shall be used by the Distributor to furnish, or cause or encourage others to furnish, services and incentives in connection with the promotion, offering and sale of the Class A Shares, and where suitable and appropriate, the retention of Class A Shares by shareholders, and in connection therewith may be spent by the Distributor, in its discretion, on, among other things, compensation to and expenses (including overhead and telephone expenses) of account executives or other employees of the Distributor or of other broker-dealers who engage in or support the distribution of the Class A Shares; printing of prospectuses and reports for other

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

than existing shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers.

               3. The Plan shall not take effect until it has been approved by
(a) a vote of at least "a majority of the outstanding voting securities" (as defined in the Act) of the Fund, and (b) a majority vote of both (i) the Board, and (ii) the Qualified Directors, cast in person at a meeting called for the purpose of voting on the Plan.

               4. The Plan and any related agreements shall continue in effect for so long as such continuance is specifically approved at least annually by a majority of both (i) the Board, and (ii) the Qualified Directors, cast in person at a meeting called for the purpose of voting thereon.

               5. In each year that the Plan remains in effect, any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the Plan or any related agreement shall prepare and furnish to the Board, and the Board shall review, at least quarterly, written reports, complying with the requirements of Rule 12b-1 under the Act, of the amounts expended under the Plan and the purposes for which such expenditures were made.

               6. The Plan may be terminated at any time by a majority vote of the Qualified Directors or by a "vote of a majority of the outstanding voting securities" (as defined in the Act) of the Fund.

               7. The Plan may not be amended in order to increase materially the amount of distribution expenses provided for in paragraph 1 above unless such amendment is approved by the shareholders in the manner provided in subparagraph 3(a) above, and no material amendment to the Plan shall be made unless approved by the Board and the Qualified Directors in the manner provided in subparagraph 3(b) above.

               8. While the Plan shall be in effect, the selection and nomination of directors of the Fund who are not "interested persons" (as defined in the Act) of the Fund shall be committed to the discretion of the directors then in office who are not "interested persons" of the Fund.

               9. The Fund shall preserve copies of this Plan and

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

any related agreements and all reports made pursuant to paragraph 5 hereof, for a period of not less than six years from the date of this Plan, or the agreements or such reports, as the case may be, the first two years in an easily accessible place.

Dated:  April 26, 1995

                                                   The Burnham Fund Inc.

                                                   By:__________________________
                                                      Name:
                                                      Title:

                                                   Burnham Securities Inc.

                                                   By:__________________________
                                                      Name:
                                                      Title:

                              THE BURNHAM FUND INC.

                          RULE 12b-1 DISTRIBUTION PLAN

                                 Class B Shares

               WHEREAS, THE BURNHAM FUND INC., a Maryland corporation (the "Fund") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

               WHEREAS, the Fund has issued and is authorized to issue shares of Common Stock ("Shares");

               WHEREAS, Burnham Securities Inc. (the "Distributor") presently serves as the principal distributor of the Shares pursuant to the Distribution Contract between the Fund and the Distributor dated September 7, 1989 and amended as of April 26, 1995, which Distribution Contract, as amended, has been duly approved by the Board of Directors (the "Board") of the Fund, in accordance with the requirements of the Act (the "Distribution Contract");

               WHEREAS, the Fund has established and plans to offer shares of its common stock denominated as Class B shares, pursuant to Rule 18f-3 under the Act that permits the Fund to imple-ment a multiple distribution system providing investors with the option of purchasing shares of various classes;

               WHEREAS, the Board as a whole, and the directors who are not interested persons of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 plan provided for herein (the "Plan") or any agreements related to the Plan (the "Qualified Directors"), have determined, after review of all information and consideration of all pertinent facts reasonably necessary to an informed determination of whether the Plan should be implemented, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and the shareholders of the Class B Shares of the Fund, and have accordingly approved the Plan by votes cast in person at a meeting called for the purpose of voting on the Plan; and

               WHEREAS, this Plan governs the Class B Shares of the Fund ("Class B") and does not relate to any class of shares which may be offered and sold by the Fund other than Class B.

               NOW, THEREFORE, in consideration of the foregoing, the

Fund hereby adopts the Plan in accordance with Rule 12b-1 under the Act on the following terms and conditions:

               1. The Fund shall pay to the Distributor, as the principal distributor of the Shares, a distribution fee at the rate of up to .75% per annum of the average daily net asset value of the Class B Shares and a service fee at a rate of up to .25% per annum of the average daily net asset value of the Class B Shares. Each fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Board shall determine.

               2. The amount set forth in paragraph 1 of the Plan shall be paid for the Distributor's services and expenses as the principal distributor of the Class B Shares and shall be used by the Distributor to furnish, or cause or encourage others to furnish, services and incentives in connection with the promotion, offering and sale of the Class B Shares, and where suitable and appropriate, the retention of Class B Shares by shareholders, and in connection therewith may be spent by the Distributor, in its discretion, on, among other things, compensation to and expenses (including overhead and telephone expenses) of account executives or other employees of the Distributor or of other broker-dealers who engage in or support the distribution of the

Class B Shares; printing of prospectuses and reports for other than existing shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers.

               3. The Plan shall not take effect until it has been approved by
(a) a vote of at least "a majority of the outstanding voting securities" (as defined in the Act) of the Fund, and (b) a majority vote of both (i) the Board, and (ii) the Qualified Directors, cast in person at a meeting called for the purpose of voting on the Plan.

               4. The Plan and any related agreements shall continue in effect for so long as such continuance is specifically approved at least annually by a majority of both (i) the Board, and (ii) the Qualified Directors, cast in person at a meeting called for the purpose of voting thereon.

               5. In each year that the Plan remains in effect, any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the Plan or any related agreement shall prepare and furnish to the Board, and the Board shall review, at least quarterly, written reports, complying with the requirements of Rule 12b-1 under the Act, of the amounts expended under the Plan and the purposes for which such expenditures were made.

               6. The Plan may be terminated at any time by a majority vote of the Qualified Directors or by a "vote of a majority of the outstanding voting securities" (as defined in the Act) of the Fund.

               7. The Plan may not be amended in order to increase materially the amount of distribution expenses provided for in paragraph 1 above unless such amendment is approved by the shareholders in the manner provided in subparagraph 3(a) above, and no material amendment to the Plan shall be made unless approved by the Board and the Qualified Directors in the manner provided in subparagraph 3(b) above.

               8. While the Plan shall be in effect, the selection and nomination of directors of the Fund who are not "interested persons" (as defined in the Act) of the Fund shall be committed to the discretion of the directors then in office who are not "interested persons" of the Fund.

               9. The Fund shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 5 hereof, for a period of not less than six years from the date of this Plan, or the agreements or such reports, as the case may be, the first two years in an easily accessible place.

Dated:  April 26, 1995

                                                   The Burnham Fund Inc.

                                                   By:__________________________
                                                      Name:
                                                      Title:

                                                   Burnham Securities Inc.

                                                   By:__________________________
                                                      Name:
                                                      Title:

                              THE BURNHAM FUND INC.

                          RULE 12b-1 DISTRIBUTION PLAN

                                 Class C Shares

               WHEREAS, THE BURNHAM FUND INC., a Maryland corporation (the "Fund") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

               WHEREAS, the Fund has issued and is authorized to issue shares of Common Stock ("Shares");

               WHEREAS, Burnham Securities Inc. (the "Distributor") presently serves as the principal distributor of the Shares pursuant to the Distribution Contract between the Fund and the Distributor dated September 7, 1989 and amended as of April 26, 1995, which Distribution Contract, as amended, has been duly approved by the Board of Directors (the "Board") of the Fund, in accordance with the requirements of the Act (the "Distribution Contract");

               WHEREAS, the Fund has established and plans to offer shares of its common stock denominated as Class C shares, pursuant to Rule 18f-3 under the Act that permits the Fund to imple-ment a multiple distribution system providing investors with the option of purchasing shares of various classes;

               WHEREAS, the Board as a whole, and the directors who are not interested persons of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 plan provided for herein (the "Plan") or any agreements related to the Plan (the "Qualified Directors"), have determined, after review of all information and consideration of all pertinent facts reasonably necessary to an informed determination of whether the Plan should be implemented, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and the shareholders of the Class C Shares of the Fund, and have accordingly approved the Plan by votes cast in person at a meeting called for the purpose of voting on the Plan; and

               WHEREAS, this Plan governs the Class C Shares of the Fund ("Class C") and does not relate to any class of shares which may be offered and sold by the Fund other than Class C.

               NOW, THEREFORE, in consideration of the foregoing, the

Fund hereby adopts the Plan in accordance with Rule 12b-1 under the Act on the following terms and conditions:

               1. The Fund shall pay to the Distributor, as the principal distributor of the Shares, a distribution fee at the rate of up to .75% per annum of the average daily net asset value of the Class C Shares and a service fee at a rate of up to .25% per annum of the average daily net asset value of the Class C Shares. Each fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Board shall determine.

               2. The amount set forth in paragraph 1 of the Plan shall be paid for the Distributor's services and expenses as the principal distributor of the Class C Shares and shall be used by the Distributor to furnish, or cause or encourage others to furnish, services and incentives in connection with the promotion, offering and sale of the Class C Shares, and where suitable and appropriate, the retention of Class C Shares by shareholders, and in connection therewith may be spent by the Distributor, in its discretion, on, among other things, compensation to and expenses (including overhead and telephone expenses) of account executives or other employees of the Distributor or of other broker-dealers who engage in or support the distribution of the

Class C Shares; printing of prospectuses and reports for other than existing shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers.

               3. The Plan shall not take effect until it has been approved by
(a) a vote of at least "a majority of the outstanding voting securities" (as defined in the Act) of the Fund, and (b) a majority vote of both (i) the Board, and (ii) the Qualified Directors, cast in person at a meeting called for the purpose of voting on the Plan.

               4. The Plan and any related agreements shall continue in effect for so long as such continuance is specifically approved at least annually by a majority of both (i) the Board, and (ii) the Qualified Directors, cast in person at a meeting called for the purpose of voting thereon.

               5. In each year that the Plan remains in effect, any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the Plan or any related agreement shall prepare and furnish to the Board, and the Board shall review, at least quarterly, written reports, complying with the requirements of Rule 12b-1 under the Act, of the amounts expended under the Plan and the purposes for which such expenditures were made.

               6. The Plan may be terminated at any time by a majority vote of the Qualified Directors or by a "vote of a majority of the outstanding voting securities" (as defined in the Act) of the Fund.

               7. The Plan may not be amended in order to increase materially the amount of distribution expenses provided for in paragraph 1 above unless such amendment is approved by the shareholders in the manner provided in subparagraph 3(a) above, and no material amendment to the Plan shall be made unless approved by the Board and the Qualified Directors in the manner provided in subparagraph 3(b) above.

               8. While the Plan shall be in effect, the selection and nomination of directors of the Fund who are not "interested persons" (as defined in the Act) of the Fund shall be committed to the discretion of the directors then in office who are not "interested persons" of the Fund.

               9. The Fund shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 5 hereof, for a period of not less than six years from the date of this Plan, or the agreements or such reports, as the case may be, the first two years in an easily accessible place.

Dated:  April 26, 1995

                                                   The Burnham Fund Inc.

                                                   By:__________________________
                                                      Name:
                                                      Title:

                                                   Burnham Securities Inc.

                                                   By:__________________________
                                                      Name:
                                                      Title:

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